SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2003

ANC Rental Corporation

(Debtors-In-Possession as of November 13, 2001)

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-30776	65-0957875

(Commission File Number)	(IRS Employer Identification No.)

200 South Andrews Avenue, Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (954) 320-4000

Item 7. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

99.1	Communication, dated February 11, 2003

Item 9. Regulation FD Disclosure.

     On February 11, 2003, ANC Rental Corporation issued a communication to its customers, providing an update of its restructuring efforts. The communication is attached as Exhibit 99.1.

Certain statements and information included in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. In addition, from time to time we or our representatives may make forward-looking statements, orally or in writing. Furthermore, such forward-looking statements may be included in our filings with the Securities and Exchange Commission or press releases or oral statements made by or with the approval of one of our executive officers.

An additional discussion of factors that could cause the actual results to differ materially from management’s projection, forecasts, estimates and expectations is contained in the Company’s Form 10-K and other SEC filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2003

ANC Rental Corporation

By: /s/ Howard D. Schwartz

Howard D. Schwartz Senior Vice President, General Counsel and Secretary

Exhibit Index

99.1	Communication, dated February 11, 2003